CENTURA FUNDS, INC.
                    SUPPLEMENT DATED JANUARY 2, 1997
               TO CLASS A&B PROSPECTUS DATED AUGUST 28, 1996

      This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

      Effective January 1, 1997 BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") became the successor Administrator to
Furman Selz LLC. The Company's principal place of business is 3435 Stelzer Road, Columbus, Ohio 43219. The Company's Distributor remains Centura Funds Distributor, Inc., and is an affiliate of BISYS. All services formerly provided to the Company by Furman Selz LLC are now performed by BISYS and all references to Furman Selz LLC in the Prospectus shall refer to BISYS.

                     SUPPLEMENT DATED NOVEMBER 11, 1996
               TO CLASS A&B PROSPECTUS DATED AUGUST 28, 1996

      Effective November 9, 1996 BISYS Fund Services, Inc. ("BISYS") became the successor Transfer Agent to Furman Selz LLC. BISYS will perform the same services as Furman Selz LLC, at the identical fees. All references to Furman Selz LLC as Transfer Agent in the Prospectus shall refer to BISYS.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "HIGHLIGHTS"

Guide to Investing in Centura Funds, Inc. (The first sentence of this paragraph now reads as follows):

     Purchase orders for the Funds received by your broker or Service Organization in proper order prior to 4:00 p.m., Eastern time, and transmitted to the Funds prior to 4:00 p.m., Eastern time will become effective that day.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "PURCHASE OF FUND
SHARES" (The fourth paragraph of this section now reads as follows):

      Orders received by the broker or Service Organization in proper order prior to the determination of net asset value and transmitted to the Funds prior to the close of its business day (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. Written confirmation of an order should be received a few days after the broker has placed the order.

Through the Funds (The first paragraph of this section now reads as follows):

      Orders may be placed directly with the Funds. For an initial investment, the investor should submit a completed Purchase Application together with a check or other negotiable bank draft made payable to the Centura Funds for at least $1,000 (or any lower applicable minimum required for an initial investment) to: Centura Funds, Inc., P.O. Box 182485, Columbus, Ohio 43218-2485. No third party or foreign checks will be accepted.

By Wire (This section now reads as follows):

      Investments may be made directly through the use of wire transfers of Federal funds. An investor's bank may wire Federal funds to the applicable Fund. In most cases, the bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. The bank will normally charge a fee for handling the transaction. A completed Account Application must be overnighted to the Funds at Centura Funds, Inc. c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Notification must be given to the Funds at 1-800-442-3688 prior to 4:00 p.m., Eastern Time, of the wire date. Federal funds purchases will be accepted only on a day on which the Funds, the Distributor and the custodian bank are all open for business. To purchase shares by a Federal funds wire, investors should first contact the Funds at 1-800-442-3688 for complete wiring instructions.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "RETIREMENT PLAN
ACCOUNTS" (This section now reads as follows):

     Each of the Funds may be used as a funding medium for IRAs and other qualified retirement plans ("Retirement Plans"), except that Centura
North Carolina Tax-Free Bond Fund is not recommended for IRA or Retirement Plan investments. The minimum initial investment for an IRA or a Retirement Plan is $250, with no minimum for subsequent investments. Completion of a special application is required in order to create such an account. Fund shares may also be purchased for IRAs and Retirement Plans established with other authorized custodians. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs and other Retirement Plan accounts, call the Funds at 1-800-44CENTURA (442-3688).

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PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "EXCHANGE OF FUND
SHARES"

Exchange by Mail

     The provision in the last sentence of this paragraph regarding signature guarantees is deleted.

Exchange by Telephone (The following sentence is added at the end of this section):

     Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "REDEMPTION OF FUND
SHARES"

Redemption Methods (The following sentence is added at the end of this paragraph):

     Requests in "proper order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) any required signature guarantees (see "Signature
Guarantees" below); and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Mail (The following sentence replaces (e) of this section):

     (e) If the redemption request is to be sent to someone other than the registered address, a signature guarantee is necessary by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, brokers-dealers, credit unions and savings associations.

By Telephone (The following sentence is added at the end of this section):

     Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "FUND SHARE VALUATION" (The first sentence of this section now reads as follows):

     The net asset value per share for each class of shares of each Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "DIVIDENDS, DISTRIBUTIONS, AND FEDERAL INCOME TAXATION"

     The last sentence of the fourth paragraph stating, "Investors who redeem all or a portion of their Fund shares prior to a dividend payment date will be entitled on the next payment date to all dividends declared but unpaid on those shares at the time of their redemption", is deleted.

(The following is added at the end of this section):

     If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable check or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING "OTHER INFORMATION"

Shareholder Inquiries (This section now reads as follows):

     All shareholder inquiries should be directed to Centura Funds, Inc., P.O. Box 182485, Columbus, Ohio 43218-2485. General and Account Information:
1-(800)-44CENTURA (442-3688).